NASDAQ: BMTC Bryn Mawr Trust is synonymous with relationship-driven banking, money management and wealth preservation for individuals, families, businesses and institutions in and around the Delaware Valley. Bryn Mawr Bank Corporation’s subsidiaries provide some of the most sophisticated private banking, wealth management and middle-market commercial banking solutions available to clients in the Greater Philadelphia, Eastern Pennsylvania and Southern New Jersey markets today. INVESTMENT THESIS 20% Total 16% Total • Revenue mix diversified by substantial fee income platform assets CAGR revenue CAGR • Consistent, disciplined cost control with sub-60% efficiency - 4 years - 4 years • Seasoned leadership with proven record of execution • Unique, relationship-based client focus and credit discipline 16% GAAP pre- 34% Operating • Attractive geographic market with opportunity for growth tax income CAGR revenue from • Top quartile profitability among peers - 4 years non-interest income DIVERSE REVENUE MIX LTM Ended December 31, 2018 SUPERIOR PROFITABILITY Non-interest Income to Core Core 2� 1�� 3Q18 Operating Revenue ROATCE * ROAA* 3� ��� �������� ������ BMTC 33.22% 20.78% 1.55% ������ ���������� ���� 1�� ��������� ������� Peers 26.91% 16.88% 1.35% ������� ������� ������� ��� $3-$5B 20.48% 14.96% 1.34% O���� ������������ ������ Commercial Banks ANNUAL GROWTH A PREMIER REGIONAL BANKING BRAND ($000) With a Nationwide Client Base 1�� 52 locations in and around CAGR ������� the Delaware Valley 1������ Princeton 1�� 1������ CAGR Hershey Bryn Mawr ������ Phila�elphia � Wilmin�ton ��1� ��1� ��1� ��1� ��18 T���� ������� �AA� ������� ������ BRYN MAWR TRUST | 1 | 4Q2018

DIFFERENTIATED NON-INTEREST REVENUE PLATFORM WEALTH MANAGEMENT STRATEGY BMT’s wealth management offering sets it apart from both larger and smaller competitors. Through a personalized and rigorous advice-driven approach, we meet clients’ financial needs across the spectrum of personal and business solutions. This “One BMT” strategy allows us to offer a highly sophisticated suite of products and services that the typical independent advisor can’t offer, with a client experience unmatched by larger institutions. GROWING ASSETS UNDER MANAGEMENT WEALTH AND INSURANCE REVENUE ($ billions) ($ millions) $49.1 �1� ��� $40.4 $43.3 �� $13.43 1�� $40.6 CAGR $12.97 CAGR $37.9 $11.33 ��� �1� $8.37 $7.70 �3� �8 ��� �� �1� � � �� ��1� ��1� ��1� ��1� ��18 ��1� ��1� ��1� ��1� ��18 DISTINCT OFFERING ANTICIPATES HIGH-NET-WORTH CLIENT NEEDS Wealth Management • Delaware trust and other trust and custody solutions, alongside investment management services, through dedicated client service teams. MANAGEMENT Insurance INVESTMENT ADVICE AND • Built for and around Bryn Mawr Trust wealth management PLANNING business and its clients, with over half of annual premium dollars generated by commercial lines. TRUST HIGH NETWORTH INDIVIDUALS INSURANCE BUSINESS OWNERS � UNIQUE CLIENT RELATIONSHIPS DRIVE CAPITAL � � � MARKETS T � � � PROFITABILITY AND OPPORTUNITY � � � ONE � B INSTITUTIONS T A � � • ”One BMT” culture aspires to find every opportunity A BMT TREASURY � to anticipate, meet and exceed clients’ multi-faceted MANAGEMENT needs as a single, seamless team. MIDDLE MARKET • Ample opportunity to increase market share in and BUSINESSES BUSINESS around the Delaware Valley. LOANS NONPROFITS RESIDENTIAL MORTGAGE BANKING PERSONAL BRYN MAWR TRUST | 2 | 4Q2018

BMT BRYN MAWR TRUST

BANKING OPPORTUNITY IN A PREMIER MARKET

COMMERCIAL BANKING STRATEGY

BMT provides expert business banking, commercial banking and capital markets solutions in and around the Delaware Valley, home to hundreds of thousands of businesses. Through our "One BMT" approach, we aim to execute on the abundant opportunity to grow the bank's balance sheet and relationships with non-profit, institutional, privately-held and family-owned business clients and their principals.


TOTAL LOANS
($ billions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.65
$2.27
$2.54
$3.29
$3.43
20% CAGR
2014
2015
2016
2017
2018


LOAN COMPOSITION
4Q18 - $3.43B
Commercial & Industrial 20%
Residential Mortgage 15%
Home Equity Lines & Loans 6%
Construction 5%
Leases 4%
Consumer 2%
Commercial Mortgage 48%

5% LQA loan growth


CONSISTENT, LOW-COST DEPOSIT FRANCHISE
Non- interest Bearing Deposits / Total Deposits
Cost of Funds / Net Interest Margin
30%
25%
20%
15%
10%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
26%
28%
29%
27%
25%
3.93%
3.79%
3.80%
3.56%
0.43%
1.09%
2014
2015
2016
2017
2018
NIBD % of Total Deposits
COF
NIM
NIM ex. Purchase Accounting

Client relationship focus, pricing discipline, and success in maintaining low cost of funds drive consistent NIM performance

CAPITAL MARKETS

BMT is a premier provider of a full range of capital markets products and services, thanks to talent and infrastructure investments made in 2016 and 2017, allowing the company to expand the breadth and depth of its commercial banking relationships with middle-market customers requiring sophisticated interest rate hedging and derivatives, foreign exchange and international payments, and trade finance products.

ATTRACTIVE IN-MARKET DEPOSITS FUND LOAN GROWTH

Expansion in the Philadelphia market through the Royal Bank acquisition in 4Q17 is generating additional deposit growth opportunities. Commercial accounts represent ~50% of total deposits and more than 80% of non-interest DDAs, providing funding for commercial loan growth.

DEPOSIT MARKET SHARE OPPORTUNITY
PHILADELPHIA MSA[1]

	HoldCo	Branches	Deposits[4]	Share
1	WFC	190	$30.2	17.6%
2	TD[2]	140	$23.6	13.8%
3	PNC	160	$21.9	12.8%
4	CFG	172	$19.2	11.2%
5	BAC	84	$15.1	8.8%
6	WSFS[3]	110	$9.0	5.3%
7	MTB	59	$8.2	4.8%
8	BBT	90	$5.0	2.9%
9	SAN	70	$4.8	2.8%
10	UVSP	39	$3.5	2.0%
		1,114	$140.5	81.8%
11	BMTC	43	$3.4	2.0%
		1,157	$143.9	83.8%

[1]Excludes non-retail competitors (≤2 branches in MSA) | [2]Excludes single DE-based TD branch with $95.3B in deposits | [3]Pro forma for pending BNCL acquisition by Wilmington's WSFS | [4]Billions | Source: SPGMI data from FDIC 6/30/2018 Summary of Deposits report

BRYN MAWR TRUST | 3 | 4Q2018

BMT BRYN MAWR TRUST

INVESTING FOR THE FUTURE

UNIQUELY POSITIONED TO SUCCEED IN COMPETITIVE ENVIRONMENT AMID MARKET DISRUPTION

Maintaining superior efficiency ratio while using a portion of excess earnings from lower tax rates to accelerate investments:

- Talent and technology investments designed to enhance long-term growth trajectory
- Adding experienced, local producers and managers to drive business
- Implementing CRM system to facilitate and enhance sales culture
- Enhancing digital and mobile offerings to provide a more seamless customer experience across all BMT commercial, wealth and retail accounts

STRATEGIC OBJECTIVES

- Continue to diversify business activities (interest and non-interest income sources) to strengthen predictability of financial performance
- Leverage technology to drive process innovation and increased productivity
- Accelerate investment in risk management capabilities to further strengthen operational capacity and drive scale
- Use organic growth, supplemented by hires of teams and individuals with strong books of business, and selective fee-based-business acquisitions to capture greater market share, continue profitable expansion, and leverage the BMT brand across our footprint

CONSISTENT DIVIDEND GROWTH

Enhancing near-term shareholder return with 14% increase to quarterly dividend in 3Q18, to $0.25.

QUARTERLY CASH DIVIDENDS	12/31/18
Consecutive years with increase	Eight
Five-year growth	38.9%
Yield	2.91%
Payout	29.8%

INVESTMENT PROFILE		
December 31, 2018	BMTC	$3B-$5B Banks[1]
Closing price	$34.40	
52-week high	$49.90	
52-week low	$33.10	
Av daily vol (3 month)	69,654	
Market cap (millions)	693.64	558.64
P/E	11.0	11.6
P/TBV	193.8	161.4
Float as % outstanding shares	97.0	90.0
Institutional ownership as % outstanding shares	75.8	54.6

[1] *Publicly traded commercial banks with MRQ assets of $3 billion to $5 billion*

IMPORTANT INFORMATION

* **Non-GAAP Reconciliations:** Please refer to **page 5** for a calculation and reconciliation of any non-GAAP financial measures contained herein.

Safe Harbor Disclosure: This document may contain "forward-looking statements," within the meaning of the Securities Act of 1933, Securities Exchange Act of 1934, and Private Securities Litigation Reform Act of 1995, each as amended, which involve risks and uncertainties that could cause actual results to differ materially from those discussed in these statements. These risks are detailed in the company's latest Form 10-Q and 10-K filed with the Securities and Exchange Commission. All forward-looking statements and information set forth herein are based on management's beliefs and assumptions as of December 31, 2018 and speak only as of such date. The company does not undertake to update forward-looking statements.

Peer Group: The peer group used for comparison purposes in the company's IR materials may be found at http://www.snl.com/IRW/Peer/100154

Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value.

CONTACT INFO

Frank Leto
President & CEO
610-581-4730

Mike Harrington
EVP & CFO
610-526-2466

Chad Fortenbaugh
Investor Relations
610-581-4823

BRYN MAWR TRUST | 4 | 4Q2018

Bryn Mawr Bank Corporation Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited) (dollars in thousands, except per share data) Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. As of or For the Three Months Ended September 30, 2018 Calculation of Return on Average Tangible Equity (core): Net income attributable to BMBC (a GAAP measure) $ 16,682 Add: Tax-effected non-core noninterest expense items: Due diligence, merger-related and merger integration expenses 307 Add: Federal income tax expense related to re- measurement of net deferred tax asset due to tax reform legislation 151 Net income (core) (a non-GAAP measure) $ 17,140 Add: Tax-effected amortization and impairment of intangible assets 705 Net tangible income (core) (numerator) $ 17,845 Average shareholders' equity $ 547,907 Less: Average Noncontrolling interest 678 Less: Average goodwill and intangible assets (207,880) Net average tangible equity (denominator) $ 340,705 Return on tangible equity (core) (a non-GAAP measure) 20.78% Calculation of Return on Average Assets (core) Return on average assets (GAAP) 1.51 % Effect of adjustment to GAAP net income to core net income 0.04 % Return on average assets (core) 1.55% As of or For the Twelve Months Ended December 31, 2018 2017 2016 2015 2014 Calculation of Tax-equivalent net interest margin adjusting for the impact of purchase accounting Tax-equivalent net interest margin 3.80% 3.69% 3.76% 3.75% 3.93 % Effect of fair value marks 0.24% 0.07% 0.13% 0.18% 0.14 % Tax-equivalent net interest margin adjusting for the impact of purchase accounting 3.56% 3.62% 3.63% 3.57% 3.79% BRYN MAWR TRUST | 5 | 4Q2018